UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	September 23, 2003

LOWE'S COMPANIES, INC.
(Exact name of registrant as specified in its charter)

North Carolina	1-7898	56-0578072
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1605 Curtis Bridge Road, Wilkesboro, NC	28697
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(336) 658-4000

Item 9.

Regulation FD Disclosure

On September 23, 2003 Lowe's Companies, Inc. (the "Company") issued a press release, furnished as Exhibit 99.1 and incorporated herein by reference, announcing the Company's 2003 Analyst and Investor Conference, updated guidance for its financial results for the third quarter ending October 31, 2003 and fiscal 2003, as well as its outlook for fiscal 2004 and 2005.

The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LOWE'S COMPANIES, INC.

September 23, 2003 Date	/s/Kenneth W. Black, Jr. Kenneth W. Black, Jr. Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated September 23, 2003, announcing the Company's 2003 Analyst and Investor Conference, updated guidance for its financial results for the third quarter ending October 31, 2003 and fiscal 2003, as well as its outlook for fiscal 2004 and 2005.